CALAMOS INVESTMENT TRUST

Supplement dated August 4, 2020 to the

CALAMOS® FAMILY OF FUNDS

Prospectus and Statement of Additional Information,

each dated June 23, 2020

Effective immediately, the section titled “Principal Investment Strategies” for the Calamos Global Equity Fund on page 13 of the Prospectus is hereby deleted and replaced with the following:

The Fund invests primarily in a globally-diversified portfolio of equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings) in equity securities, including convertible securities convertible into equity securities. The Fund’s portfolio may include securities of well-established companies with large market capitalizations as well as small, unseasoned companies. The Fund’s investment adviser generally defines a large cap company to have a market capitalization in excess of $25 billion and a mid-sized company to have a market capitalization greater than $1 billion, up to $25 billion. Generally, a small cap company is defined by the investment adviser as having a market capitalization of up to $1 billion. The market capitalization of a security is measured at the time of purchase.

The Fund anticipates that, under normal circumstances, the investment adviser’s process will result in the Fund investing in a globally diversified manner, with at least 40% of its assets in securities of foreign issuers. Securities of foreign issuers are securities issues by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. Although not a principal investment strategy, the Fund may invest in securities of issuers in emerging markets to a significant extent.

In its fundamental analysis, the Fund’s investment adviser typically considers the company’s financial soundness, earnings and cash flow forecast and quality of management. The investment adviser takes environmental, social and governance (“ESG”) factors into account in making investment decisions. The Fund’s investment adviser seeks to lower the risks of investing in stocks by using a “top-down approach” of diversification by company, industry, sector, country and currency and focusing on macro-level investment themes.

Effective immediately, the second Other Accounts Managed table beginning on page 51 of the Statement of Additional Information shall be deleted and replaced with the following:

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2019

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	285,877,403	0	-	0	-
R. Matthew Freund (4)	0	-	0	-	0	-
Michael Grant	0	-	0	-	0	-
John Hillenbrand (1)(3)	2	285,877,403	0	-	0	-
Nick Niziolek	2	285,877,403	0	-	0	-
Eli Pars	2	285,877,403	0	-	0	-
Brandon Nelson	0	-	0	-	1	16,039,674
Jon Vacko (1)(3)	2	285,877,403	0	-	0	-
Dennis Cogan	2	285,877,403	0	-	0	-
Jason Hill	0	-	0	-	0	-
David O’Donohue	0	-	0	-	0	-
Joe Wysocki	0	-	0	-	0	-
Chuck Carmody	0	-	0	-	0	-
Ryan Isherwood	0	-	0	-	4	1,508,460
John Saf	0	-	0	-	0	-
Jimmy Young	0	-	0	-	0	-
Brad Jackson (2)	0	-	0	-	0	-
Michael Kassab (2)	0	-	0	-	0	-
Bill Rubin (2)	0	-	0	-	0	-

(1) John Hillenbrand and Jon Vacko are removed from Select Fund as of February 28, 2020.
(2) Brad Jackson, Michael Kassab, and Bill Rubin are added to Select Fund as of February 28, 2020.
(3) John Hillenbrand and Jon Vacko are removed from Growth Fund as of April 1, 2020.
(4) R. Matthew Freund is added to Growth Fund as of April 1, 2020.

Effective immediately, the table on page 53 of the Statement of Additional Information shall be deleted and replaced with the following:

As of October 31, 2019, the portfolio managers held the following amounts in the Funds:

	MARKET NEUTRAL INCOME FUND	GROWTH AND INCOME FUND	GLOBAL EQUITY FUND
John P. Calamos, Sr.(1)	Over $1,000,000	Over $1,000,000	Over $1,000,000
R. Matthew Freund	None	None	None
Michael Grant	None	None	None
John Hillenbrand	None	$100,001 - $500,000	None
Nick Niziolek	None	None	$100,001 - $500,000
Eli Pars	$500,001 - $1,000,000	None	None
Brandon Nelson	$50,001 - $100,000	None	None
Jon Vacko	None	$100,001 - $500,000	None
Dennis Cogan	None	None	$1 - $10,000
Jason Hill	$100,001 - $500,000	None	None
David O’Donohue	$100,001 - $500,000	None	None
Joe Wysocki	$50,001 - $100,000	$ 100,001 - $500,000	$100,001 - $500,000
Chuck Carmody	None	None	None
Ryan Isherwood	None	None	None
John Saf	None	None	None
Jimmy Young	$10,001 - $50,000	None	None
Brad Jackson	None	None	None
Michael Kassab	None	None	None
Bill Rubin	None	None	None

(1)	Pursuant to Rule 16a-1(a)(2) of the 1934 Act, John P. Calamos, Sr. may be deemed to have indirect beneficial ownership of Fund shares held by Calamos Investments LLC, its subsidiaries, and its parent companies (Calamos Asset Management, Inc. and Calamos Partners LLC, and its parent company Calamos Family Partners, Inc.) due to his direct or indirect ownership interest in those entities. As a result, these amounts reflect any holdings of those entities in addition to the individual, personal accounts of John P. Calamos, Sr.

Please retain this supplement for future reference

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